Exhibit 10.3

DATED	2009

(1) FOUR RIVERS BIOENERGY INC.

- and -

(2) BF GROUP HOLDINGS LIMITED AND OTHERS

COMPOSITE GUARANTEE AND DEBENTURE

Brabners Chaffe Street LLP

55 King Street

Manchester

M2 4LQ

CONTENTS
Clause

1.	Definitions and interpretation	4
2.	Guarantee and indemnity	7
3.	Covenant to pay	8
4.	Grant of security	8
5.	Liability of the security obligors	10
6.	Representations and warranties	11
7.	Powers of 4R	11
8.	Enforcement	11
9.	Costs and indemnity	11
10.	Release	12
11.	Assignment and transfer	12
12.	Further provisions	12
13.	Notices	14
14.	Governing law and jurisdiction	15

Schedule

Schedule 1	SECURITY OBLIGORS	16

Schedule 2	GUARANTEE	17

Schedule 3	REPRESENTATIONS AND WARRANTIES	19
1.	Ownership of Charged Property	19
2.	No Encumbrances	19
3.	Adverse claims	19

Schedule 4	POWERS OF 4R	20
1.	Power to remedy	20
2.	Exercise of rights	20
3.	Power to dispose of chattels	20
4.	Prior Encumbrances	20
5.	4r’s set-off rights	21
6.	Indulgence	21

Schedule 5	ENFORCEMENT	22
1.	Enforcement events	22
2.	Statutory power of sale	22
3.	Extension of statutory powers	22
4.	Protection of third parties	23
5.	No liability as mortgagee in possession	23
6.	Appointment of Receiver	23
7.	Power of sale additional	23
8.	AGENT OF THE SECURITY OBLIGOR	24
9.	Powers of Receiver	24
10.	Order of application of proceeds	24
11.	Appropriation	24
12.	Power of attorney	24
13.	Ratification of acts of attorney	25
14.	Appointment of an Administrator	25

Schedule 6	FURTHER POWERS OF A RECEIVER	26
1.	Power to repair and develop Properties	26
2.	Power to surrender leases	26
3.	Power to employ personnel and advisors	26
4.	Power to make VAT elections	26
5.	Power to charge for remuneration	26
6.	Power to realise Charged Property	26
7.	Power to manage or reconstruct the SECURITY OBLIGOR’S business	26
8.	Power to dispose of Charged Property	27
9.	Power to sell Book Debts	27
10.	Power to make settlements	27
11.	Power to improve the Equipment	27
12.	Power to make calls on members of the security obligors	27
13.	Power to appoint	27
14.	Power to insure	27
15.	Powers under Law of Property Act 1925	27
16.	Power to borrow	28
17.	Power to redeem prior Encumbrances	28
18.	Incidental powers	28
19.	Scope of powers	28

Schedule 7	NOTICE DETAILS	29

Schedule 8	PROPERTY	30

Part 1. Registered Property		30

Part 2. Unregistered Property		30

THIS DEED is dated               April 2009

PARTIES

(A)

FOUR RIVERS BIOENERGY INC. (a corporation incorporated under the laws of the state of Nevada, United States of America) of 1637 Shar-Cal Road, PO Box 1056, Calvert City, Kentucky 42029, United States of America (“4R”).

(B)

The companies listed in Schedule 1 (which are all companies incorporated and existing under the laws of England and Wales) (“the Security Obligors”).

AGREED TERMS

1.

DEFINITIONS AND INTERPRETATION

1.1

Definitions

The definitions and rules of interpretation in this clause apply in this Deed.

Administrator: an administrator appointed by 4R pursuant to paragraph 0 of 0.

Book Debts: all present and future book and other debts and monetary claims due or owing to any Security Obligor, and the benefit of all security, guarantees and other rights of any nature enjoyed or held by any Security Obligor in relation to any of them.

Business Day: a day (other than a Saturday or Sunday) on which banks are open for general business in London.

Charged Property: all the assets, property and undertaking for the time being subject to the security interests created by this Deed (and references to the Charged Property shall include references to any part of it).

Costs: all costs, charges, expenses and liabilities of any kind including, without limitation, costs and damages in connection with litigation, professional fees, disbursements and any value added tax charged on Costs.

Encumbrance: any mortgage, charge (whether fixed or floating, legal or equitable), pledge, lien, assignment by way of security or other security interest securing any obligation of any person, or any other agreement or arrangement having a similar effect.

Equipment: all present and future equipment, plant, machinery, tools, vehicles, furniture, fittings, installations and apparatus and other tangible moveable property for the time being owned by any Security Obligor, including any part of it and all spare parts, replacements, modifications and additions.

Excluded Property: any leasehold property held by any Security Obligor under a lease which precludes, either absolutely or conditionally (including requiring the consent of any third party), such Security Obligor from creating any charge over its leasehold interest in that property.

Intellectual Property: present and future patents, trade marks, service marks, trade names, designs, copyrights, inventions, topographical or similar rights, confidential information and know-how and any interest in any of these rights, whether or not registered, including all applications and rights to apply for registration and all fees, royalties and other rights derived from, or incidental to, these rights.

Investments: all present and future stocks, shares, loan capital, securities, bonds and investments (whether or not marketable) for the time being owned (at law or in equity) by any Security Obligor, including all rights accruing or incidental to those investments from time to time.

Loan Notes: the principal amount of loan notes constituted by the Loan Note Instrument.

Loan Note Instrument: the loan note instrument dated the same date as this Deed pursuant to which TopFinCo constituted £2,600,000 12% fixed rate guaranteed and secured loan notes 2014.

Properties: all freehold and leasehold properties (whether registered or unregistered) and all commonhold properties, now or in the future (and from time to time) owned by any Security Obligor, or in which any Security Obligor holds an interest (including (but not limited to) the properties which are briefly described in Schedule 10) and Property means any of them.

Receiver: a receiver and/or manager of any or all of the Charged Property appointed under paragraph 0 of 0.

Secured Liabilities: all present and future monies, obligations and liabilities owed by any Security Obligor, whether actual or contingent and whether owed jointly or severally, as principal or surety and/or in any other capacity, under or in connection with the Loan Note Instrument or this Deed (including, without limitation, those arising under clause 0) together with all interest (including, without limitation, default interest) accruing in respect of such monies or liabilities.

Security Period: the period starting on the date of this Deed and ending on the date on which all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full and no further Secured Liabilities are capable of being outstanding.

TopFinCo: BF Group Finance SPV Limited (Company number 06854366), one of the Security Obligors.

1.2

Interpretation

Unless the context otherwise requires, in this Deed:

(a)

a reference to a statute or statutory provision includes a reference to any subordinate legislation made under that statute or statutory provision, to any modification, re-enactment or extension of that statute or statutory provision and to any former statute or statutory provision which it consolidated or re-enacted before the date of this Deed;

(b)

a reference to one gender includes a reference to the other gender;

(c)

words in the singular include the plural and in the plural include the singular;

(d)

a reference to a clause or Schedule is to a clause of, or Schedule to, this Deed and references to paragraphs are to paragraphs of the relevant Schedule;

(e)

a reference to this Deed (or any specified provision of it) or any other document shall be construed as a reference to this Deed, that provision or that document as in force for the time being and as amended or novated from time to time;

(f)

a reference to a person shall include a reference to an individual, firm, corporation, unincorporated body of persons, or any state or any agency of a person;

(g)

a reference to an amendment includes a supplement, variation, novation or re-enactment (and amended shall be construed accordingly);

(h)

the liabilities and obligations of each Security Obligor under this Deed shall be joint and several.  Each Security Obligor agrees to be bound by this Deed notwithstanding that any other Security Obligor which was intended to sign or be bound by this Deed did not sign or is not bound by this Deed;

(i)

a reference to assets includes present and future properties, undertakings, revenues, rights and benefits of every description;

(j)

a reference to an authorisation includes an authorisation, consent, licence, approval, resolution, exemption, filing, registration and notarisation;

(k)

a reference to a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation; and

(l)

clause, schedule and paragraph headings shall not affect the interpretation of this Deed.

1.3

Clawback

If 4R considers that an amount paid by any Security Obligor in respect of the Secured Liabilities is capable of being avoided or otherwise set aside on the liquidation or administration of any Security Obligor or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this Deed.

1.4

Nature of security over real property

A reference in this Deed to a charge or mortgage of any freehold, leasehold or commonhold property includes:

(a)

all buildings and fixtures (including trade and tenant's fixtures) which are situated on that property at any time;

(b)

the proceeds of the sale of any part of that property; and

(c)

the benefit of any covenants for title given, or entered into, by any predecessor in title of any Security Obligor in respect of that property, and any monies paid or payable in respect of those covenants.

1.5

Law of Property (Miscellaneous Provisions) Act 1989

For the purposes of section 2 of the Law of Property (Miscellaneous Provisions) Act 1989, the terms of the Loan Note Instrument are incorporated into this Deed.

1.6

Third party rights

A third party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce, or to enjoy the benefit of, any term of this Deed.

1.7

Perpetuity period

The perpetuity period applicable to all trusts declared by this Deed shall be 80 years.

1.8

Insolvency Act 1986

Paragraph 14 of Schedule B1 of the Insolvency Act 1986 (as inserted by section 248 of, and Schedule 16 to, the Enterprise Act 2002) applies to the floating charge created by this Deed.

1.9

Schedules

The schedules form part of this Deed and shall have effect as if set out in full in the body of this Deed. Any reference to this Deed includes the schedules.

2.

GUARANTEE AND INDEMNITY

2.1

Guarantee and indemnity

Each Security Obligor irrevocably and unconditionally:

(a)

guarantees in favour of 4R punctual performance by TopFinCo of all obligations under the Loan Note Instrument and this Deed;

(b)

undertakes in favour of 4R that if and whenever any Security Obligor does not pay any amount when due under or in connection with the Loan Note Instrument or this Deed, such Security Obligor shall immediately on demand pay that amount as if it were the principal obligor; and

(c)

undertakes to indemnify 4R immediately on demand against any cost, loss or liability suffered by 4R as a result of TopFinCo’s failure fully and promptly to comply with its obligations under the Loan Note Instrument or if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal.  The amount of the cost, loss or liability shall be equal to the amount which 4R would otherwise have been entitled to recover.

2.2

Extension of Guarantee

The guarantee set out in this clause 2 is given subject to and with the benefit of the provisions set out in Schedule 2 (The Guarantee).

3.

COVENANT TO PAY

In consideration of 4R agreeing to accept the Loan Notes, each Security Obligor covenants, as principal obligor, in favour of 4R that it shall, on demand, pay to 4R and discharge the Secured Liabilities when they become due.

4.

GRANT OF SECURITY

4.1

Charging clause

As a continuing security for the payment and discharge of the Secured Liabilities, each Security Obligor charges and agrees to charge to 4R all of its present and future right, title and interest in and to the following assets which are at any time owned by it or in which it from time to time has an interest:

(a)

by way of first legal mortgage, all the Properties as listed in Schedule 10;

(b)

by way of first fixed charge:

(i)

all Properties acquired by the Security Obligors in the future;

(ii)

all present and future interests of the Security Obligors not effectively mortgaged or charged under the preceding provisions of this clause 4 in, or over, freehold or leasehold property;

(iii)

all present and future rights, licences, guarantees, rents, deposits, contracts, covenants and warranties relating to the Properties;

(iv)

all licences, consents and authorisations (statutory or otherwise) held or required in connection with the Security Obligor’s business or the use of any Charged Property, and all rights in connection with them;

(v)

all present and future goodwill and uncalled capital for the time being of the Security Obligor;

(vi)

all the Equipment;

(vii)

all the Intellectual Property;

(viii)

all the Book Debts;

(ix)

all the Investments; and

(x)

all monies from time to time standing to the credit of its accounts with any bank, financial institution or other person.

(c)

by way of first floating charge, all the undertaking, property, assets and rights of the Security Obligors at any time not effectively mortgaged or charged pursuant to clause 4.1(a) or 4.1(b).

4.2

Each Security Obligor assigns and agrees to assign absolutely by way of first fixed mortgage, all its rights in any policies of insurances or assurance present or future (including, without limitation, any insurances relating to the Properties or the Equipment).

4.3

Leasehold security restrictions

Clause 0 and 4.2 shall not apply to Excluded Property so long as any relevant consent or waiver of prohibition has not been obtained, but

(a)

for each Excluded Property, the Security Obligor undertakes to:

(i)

apply for the relevant consent or waiver of prohibition or conditions within five Business Days of the date of this Deed and, to use its best endeavours to obtain that consent or waiver of prohibition as soon as possible;

(ii)

keep 4R informed of its progress in obtaining such consent or waiver; and

(iii)

immediately on receipt of such consent or waiver, provide 4R with a copy.

(b)

immediately on receipt of the relevant waiver or consent, the relevant formerly Excluded Property shall stand charged to 4R under clause 4.1. If required by 4R at any time following receipt of that waiver or consent, the Security Obligor shall execute a valid fixed charge in such form as 4R shall require.

4.4

Automatic conversion of floating charge

The floating charge created by clause 4.1(c) shall automatically and immediately (without notice) be converted into a fixed charge over the relevant Charged Property if:

(a)

any Security Obligor:

(iv)

creates, or attempts to create, on all or any part of the Charged Property an Encumbrance without the prior written consent of 4R or any trust in favour of another person; or

(v)

disposes, or attempts to dispose of, all or any part of the Charged Property

(other than property that is only subject to the floating charge while it remains uncrystallised which property may be disposed of in the ordinary course of business); or

(b)

a receiver is appointed over all or any of the Charged Property that is subject to the floating charge; or

(c)

any person levies (or attempts to levy) any distress, attachment, execution or other process against all or any part of the Charged Property; or

(d)

4R receives notice of the appointment of, or a proposal or an intention to appoint, an administrator of any Security Obligor.

4.5

Conversion of floating charge by notice

4R may, in its sole discretion, at any time and by written notice to the Security Obligors, convert the floating charge created under this Deed into a fixed charge as regards any part of the Charged Property specified by 4R in that notice.

4.6

Assets acquired after any floating charge crystallisation

Any asset acquired by any Security Obligor after any crystallisation of the floating charge created under this Deed which, but for such crystallisation, would be subject to a floating charge shall (unless 4R confirms in writing to the contrary) be charged to 4R by way of first fixed charge.

5.

LIABILITY OF THE SECURITY OBLIGORS

5.1

Liability not discharged

The liability of the Security Obligors under this Deed in respect of any of the Secured Liabilities shall not be discharged, prejudiced or affected by:

(a)

any security, guarantee, indemnity, remedy or other right held by, or available to, 4R that is or becomes wholly or partially illegal, void or unenforceable on any ground; or

(b)

4R renewing, determining, varying or increasing any facility or other transaction in any manner or concurring in, accepting or varying any compromise, arrangement or settlement, or omitting to claim or enforce payment from any other person; or

(c)

any other act or omission, which but for this clause 5.1 might have discharged, or otherwise prejudiced or affected, the liability of the Security Obligor.

5.2

Immediate Recourse

Each of the Security Obligors waives any right it may have to require 4R to enforce any security or other right, or claim any payment from, or otherwise proceed against, any other person before enforcing this Deed against any Security Obligor.

6.

REPRESENTATIONS AND WARRANTIES

Each of the Security Obligors represents and warrants to 4R in the terms set out in 0. The representations and warranties set out in 0 are made on the date of this Deed.

7.

POWERS OF 4R

4R shall have the powers set out in 0.

8.

ENFORCEMENT

8.1

Enforcement events

The security constituted by this Deed shall be immediately enforceable in any of the circumstances set out in paragraph 0 of 0. The parties to this Deed agree that the provisions of 0 shall apply to this Deed and shall be binding between them.

8.2

Receiver's powers

A Receiver shall have, in addition to the powers conferred on receivers by statute, the further powers set out in 0.

9.

COSTS AND INDEMNITY

9.1

Costs

Each of the Security Obligors shall pay to, or reimburse, 4R and any Receiver on demand, on a full indemnity basis, all Costs incurred by 4R and/or any Receiver in relation to:

(a)

protecting, perfecting, preserving or enforcing (or attempting to do so) any of 4R's or Receiver's rights under this Deed;

(b)

suing for, or recovering, any of the Secured Liabilities,

(including, without limitation, the Costs of any proceedings in relation to this Deed) to the extent such costs do not fall within the definition of Secured Liabilities, together with interest on any amount due under clause 10.1(b) and clause 10.1(c) at the default rate of interest specified in the Loan Note Instrument.

9.2

Indemnity

4R and any Receiver, and their respective employees and agents, shall be indemnified on a full indemnity basis out of the Charged Property in respect of all actions, liabilities and Costs incurred or suffered in or as a result of:

(a)

the exercise, or purported exercise, of any of the powers, authorities or discretions vested in them under this Deed;

(b)

[any matter or thing done, or omitted to be done, in relation to the Charged Property under those powers;] or

(c)

any default or delay by any Security Obligor in performing any of its obligations under this Deed.

10.

RELEASE

Subject to clause 12.3, on the expiry of the Security Period (but not otherwise), 4R shall, at the request and cost of the Security Obligors, take whatever action is necessary to release the Charged Property from the security constituted by this Deed.

11.

ASSIGNMENT AND TRANSFER

11.1

Assignment by 4R

4R may not assign or transfer the whole or any part of its rights and/or obligations under this Deed to any person without the consent of the Security Obligors.

11.2

Assignment by the Security Obligors

The Security Obligors may not assign any of their rights, or transfer any of their obligations, under this Deed or enter into any transaction which would result in any of those rights or obligations passing to another person.

12.

FURTHER PROVISIONS

12.1

Independent security

This Deed shall be in addition to, and independent of, every other security or guarantee which 4R may hold for any of the Secured Liabilities at any time. No prior security held by 4R over the whole or any part of the Charged Property shall merge in the security created by this Deed.

12.2

Continuing security

This Deed shall remain in full force and effect as a continuing security for the Secured Liabilities, despite any settlement of account, or intermediate payment, or other matter or thing, unless and until 4R discharges this Deed in writing.

12.3

Discharge conditional

Any release, discharge or settlement between the Security Obligors and 4R shall be deemed conditional on no payment or security received by 4R in respect of the Secured Liabilities being avoided, reduced or ordered to be refunded pursuant to any law relating to insolvency, bankruptcy, winding-up, administration, receivership or otherwise. Despite any such release, discharge or settlement:

(a)

4R or its nominee may retain this Deed and the security created by or pursuant to it, including all certificates and documents relating to the whole or any part of the Charged Property, for such period as 4R deems necessary to provide 4R with security against any such avoidance, reduction or order for refund; and

(b)

4R may recover the value or amount of such security or payment from the Security Obligors subsequently as if such release, discharge or settlement had not occurred.

12.4

Certificates

A certificate or determination by 4R as to any amount for the time being due to it from the Security Obligors shall (in the absence of any manifest error) be conclusive evidence of the amount due.

12.5

Rights cumulative

The rights and powers of 4R conferred by this Deed are cumulative, may be exercised as often as 4R considers appropriate, and are in addition to its rights and powers under the general law.

12.6

Waivers

Any waiver or variation of any right by 4R (whether arising under this Deed or under the general law) shall only be effective if it is in writing and signed by 4R and applies only in the circumstances for which it was given, and shall not prevent 4R from subsequently relying on the relevant provision.

12.7

Further exercise of rights

No act or course of conduct or negotiation by or on behalf of 4R shall, in any way, preclude 4R from exercising any right or power under this Deed or constitute a suspension or variation of any such right or power.

12.8

Delay

No delay or failure to exercise any right or power under this Deed shall operate as a waiver.

12.9

Single or partial exercise

No single or partial exercise of any right under this Deed shall prevent any other or further exercise of that or any other right.

12.10

Consolidation

The restriction on the right of consolidation contained in section 93 of the Law of Property Act 1925 shall not apply to this Deed.

12.11

Partial invalidity

The invalidity, unenforceability or illegality of any provision (or part of a provision) of this Deed under the laws of any jurisdiction shall not affect the validity, enforceability or legality of the other provisions.

12.12

Counterparts

This Deed may be executed and delivered in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

13.

NOTICES

13.1

Service

Any notice or other communication given under this Deed shall be in writing and shall be served by delivering it personally or by sending it by pre-paid first-class post or by airmail to the address, and for the attention, of the relevant party as set out in 0, or such other address as may be notified in writing from time to time by the relevant party to the other party.

13.2

Receipt

Receipt of any notice given under clause 0, shall be deemed to be received:

(a)

if delivered personally, at the time of delivery; or

(b)

in the case of pre-paid first-class post, 48 hours from the time of posting; or

(c)

if sent by airmail, five days from the date of posting.

13.3

Deemed receipt

If deemed receipt under clause 0 occurs:

(a)

before 9:00 am on a Business Day, the notice shall be deemed to have been received at 9:00 am on that day; or

(b)

after 5:00 pm on a Business Day, or on a day that is not a Business Day, the notice shall be deemed to have been received at 9:00 am on the next Business Day.

13.4

Proof of service

In proving service of a notice, it shall be sufficient to prove that the envelope containing such notice was addressed to the address of the relevant party as set out in 0 (or as otherwise notified by that party under clause 0) and delivered either:

(a)

to that address; or

(b)

into the custody of the postal authorities as a pre-paid first-class letter.

13.5

Electronic Communications

No communications to be made under this Deed shall be made electronically.

14.

GOVERNING LAW AND JURISDICTION

14.1

Governing law

This Deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England.

14.2

Jurisdiction

The parties to this Deed irrevocably agree that, subject as provided below, the courts of England shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Deed or its subject matter or formation (including non-contractual disputes or claims). Nothing in this clause shall limit the right of 4R to take proceedings against any Security Obligor in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.

14.3

Other service

Each of the Security Obligors irrevocably consents to any process in any proceedings being served on it in accordance with the provisions of this Deed relating to service of notices. Nothing contained in this Deed shall affect the right to serve process in any other manner permitted by law.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

Schedule 1 Security Obligors

Company Name	Company Number
BF Group Holdings Limited	06831250
BF Holdings SPV Limited	06827786
BF SPV Limited	06785584
BF Group Finance SPV Limited	06854366
BF IP SPV Limited	06854770
Famenco Limited	06768259
BF Finance SPV Limited	06822249

Schedule 2 Guarantee

The Guarantee

1.

Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Security Obligor under this Deed, regardless of any intermediate payment or discharge in whole or in part.

2.

Reinstatement

If any payment by a Security Obligor, or any discharge given by 4R (whether in respect of the obligations of any Security Obligor or any security for those obligations or otherwise), is avoided or reduced as a result of insolvency or any similar event:

(a)

the liability of each Security Obligor under this Deed shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

(b)

4R shall be entitled to recover the value or amount of that security or payment from each Security Obligor, as if the payment, discharge, avoidance or reduction had not occurred.

3.

Waiver of defences

The obligations of each Security Obligor under this Deed will not be affected by an act, omission, matter or thing which, but for this Deed, would reduce, release or prejudice any of its obligations under this Deed (without limitation and whether or not known to it or to 4R) including:

(a)

any time, waiver or consent granted to, or composition with, any Security Obligor or other person;

(b)

the release of any other Security Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of any Security Obligor;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Security Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)

any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Security Obligor or any other person;

(e)

any amendment, novation, supplement or extension (whether of maturity or otherwise) to or of the Loan Note Instrument;

(f)

any unenforceability, illegality or invalidity of any obligation of any person under the Loan Note Instrument or any other document or security; or

(g)

any insolvency, administration or similar proceedings.

4.

Immediate recourse

Each Security Obligor waives any right it may have of first requiring 4R to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Security Obligor under this Schedule 2.

5.

Appropriations

Until all amounts which may be or become payable during the Security Period under or in connection with the Loan Note Instrument and this Deed have been irrevocably paid in full, 4R may:

(a)

refrain from applying or enforcing any other monies, security or rights held or received by 4R in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Security Obligor shall be entitled to the benefit of the same; and

(b)

hold in an interest-bearing suspense account any monies received from any Security Obligor or on account of any Security Obligor's liability under this schedule 2.

6.

Deferral of guarantors' rights

Until all amounts which may be or become payable during the Security Period under, or in connection with, the Loan Note Instrument and this Deed have been irrevocably paid in full and unless 4R otherwise directs, no Security Obligor will exercise any rights which it may have to be indemnified by another Security Obligor.

7.

Additional security

This guarantee is in addition to, and is not in any way prejudiced by, any other guarantee or security at the date of this guarantee or subsequently held by 4R.

Schedule 3 Representations and warranties

1.

OWNERSHIP OF CHARGED PROPERTY

The Security Obligors are the legal and beneficial owners of the Charged Property.

2.

NO ENCUMBRANCES

The Charged Property is free from any Encumbrance other than the Encumbrances created by this Deed.

3.

ADVERSE CLAIMS

None of the Security Obligors has received or acknowledged notice of any adverse claim by any person in respect of the Charged Property or any interest in it.

4.

NO BREACHES

The entry into this Deed by each Security Obligor does not constitute a breach of any agreement or instrument binding on any Security Obligor or its assets.

Schedule 4 Powers of 4R

1.

POWER TO REMEDY

4R shall be entitled (but shall not be bound) to remedy a breach at any time by any of the Security Obligors of any of its obligations contained in this Deed and the Security Obligors irrevocably authorises 4R and its agents to do all such things as are necessary or desirable for that purpose.

2.

EXERCISE OF RIGHTS

The rights of 4R under paragraph 0 of this 0 are without prejudice to any other rights of 4R under this Deed. The exercise of those rights shall not make 4R liable to account as a mortgagee in possession.

3.

POWER TO DISPOSE OF CHATTELS

At any time after the security constituted by this Deed has become enforceable, 4R or any Receiver:

(a)

may dispose of any chattels or produce found on any Property as agent for any of the Security Obligors; and

(b)

without prejudice to any obligation to account for the proceeds of any sale of such chattels or produce, shall be indemnified by the Security Obligors against any liability arising from such disposal.

4.

PRIOR ENCUMBRANCES

At any time after the security constituted by this Deed has become enforceable, or after any powers conferred by any Encumbrance having priority to this Deed shall have become exercisable, 4R may:

(a)

redeem such or any other prior Encumbrance, or procure its transfer to itself; and

(b)

settle any account of the holder of any prior Encumbrance.

The settlement of any such account shall be conclusive and binding on each of the Security Obligors. All monies paid by 4R to an encumbrancer in settlement of such an account shall, as from its payment by 4R, be due from the Security Obligors to 4R on current account and shall bear interest and be secured as part of the Secured Liabilities.

5.

4R’S SET-OFF RIGHTS

4R may at any time after:

(a)

the security constituted by this Deed has become enforceable; or

(b)

4R has received notice of any subsequent Encumbrance or other interest affecting all or any part of the Charged Property,

set off any monies owing by 4R to any of the Security Obligors against monies owing to 4R under this Deed.

6.

INDULGENCE

4R may, at its discretion, grant time or other indulgence or make any other arrangement, variation or release with any person or persons not being a party to this Deed (whether or not such person or persons is jointly liable with the Security Obligor) in respect of any of the Secured Liabilities, or of any other security for them without prejudice either to this Deed or to the liability of the Security Obligor for the Secured Liabilities.

Schedule 5 Enforcement

1.

ENFORCEMENT EVENTS

This Deed shall be enforceable if:

(a)

any of the Secured Liabilities are not paid or discharged when the same ought to be paid or discharged by any of the Security Obligors (whether on demand, at scheduled maturity, or by acceleration or otherwise, as the case may be); or

(b)

any of the Security Obligors is in breach of any of its obligations under this Deed or the Loan Note Instrument and that breach (if capable of remedy) has not been remedied to the satisfaction of 4R within 14 days of notice by 4R to any Security Obligor to remedy the breach; or

(c)

any representation, warranty or statement made by any of the Security Obligors under Schedule 3 of this Deed is or proves to have been incorrect or misleading in any material respect when made or deemed to be made; or

(d)

an Event of Default (as defined in the Loan Note Instrument) occurs;

and in any such event (whether or not the event is continuing), without prejudice to any other rights of 4R, the powers of sale under the Law of Property Act 1925 shall immediately be exercisable and 4R may, in its absolute discretion, enforce all or any part of the security created by this Deed as it sees fit.

2.

STATUTORY POWER OF SALE

The statutory powers of sale conferred by the Law of Property Act 1925 shall, as between 4R and a purchaser from 4R, arise on and be exercisable at any time after the execution of this Deed, but 4R shall not exercise such power of sale until the security constituted by this Deed has become enforceable under paragraph 0 of this 0.

3.

EXTENSION OF STATUTORY POWERS

The statutory powers of sale, leasing and accepting surrenders conferred upon mortgagees under the Law of Property Act 1925 and/or by any other statute shall be exercisable by 4R under this Deed and are extended so as to authorise 4R, whether in its own name or in that of a Security Obligor, to grant a lease or agreement to lease, accept surrenders of lease or grant any option of the whole or any part of the freehold and leasehold property of any Security Obligor with whatever rights relating to other parts of it, containing whatever covenants on the part of that Security Obligor, generally on such terms and conditions (including the payment of money to a lessee or tenant on a surrender) and whether or not at a premium as 4R thinks fit.

4.

PROTECTION OF THIRD PARTIES

No purchaser, mortgagee or other person dealing with 4R or any Receiver shall be concerned:

(a)

to enquire whether any of the Secured Liabilities have become due or payable, or remain unpaid or undischarged, or whether the power 4R or a Receiver is purporting to exercise has become exercisable; or

(b)

to see to the application of any money paid to 4R or any Receiver.

5.

NO LIABILITY AS MORTGAGEE IN POSSESSION

Neither 4R nor any Receiver nor any Administrator shall be liable to account as mortgagee in possession in respect of all or any of the Charged Property, nor shall any of them be liable for any loss on realisation of, or for any neglect or default of any nature in connection with, all or any of the Charged Property for which a mortgagee in possession might be liable as such.

6.

APPOINTMENT OF RECEIVER

6.1

At any time after the security constituted by this Deed has become enforceable, or at the request of any Security Obligor, 4R may, without further notice:

(a)

appoint under seal or by writing under hand of a duly authorised officer of 4R, any one or more person or persons to be a receiver, or a receiver and manager, of all or any part of the Charged Property; and

(b)

(subject to section 45 of the Insolvency Act 1986) from time to time, under seal or by writing under hand of a duly authorised officer of 4R, remove any person appointed to be Receiver and may, in a similar manner, appoint another in his place.

Where more than one person is appointed Receiver, they shall have power to act separately (unless the appointment by 4R specifies to the contrary).

6.2

4R may fix the remuneration of any Receiver appointed by it without the restrictions contained in section 109 of the Law of Property Act 1925 and the remuneration of the Receiver shall be a debt secured by this Deed which shall be due and payable immediately upon its being paid by 4R.

7.

POWER OF SALE ADDITIONAL

7.1

The powers of sale and appointing a Receiver conferred by this Deed shall be in addition to all statutory and other powers of 4R under the Insolvency Act 1986, the Law of Property Act 1925 or otherwise, and shall be exercisable without the restrictions contained in Sections 103 and 109 of the Law of Property Act 1925 or otherwise.

7.2

The power to appoint a Receiver (whether conferred by this Deed or by statute) shall be, and remain, exercisable by 4R despite any prior appointment in respect of all or any part of the Charged Property.

8.

AGENT OF THE SECURITY OBLIGOR

Any Receiver appointed by 4R under this Deed shall be the agent of the Security Obligor in respect of which it is appointed and such Security Obligor shall be solely responsible for his acts and remuneration, as well as for any defaults committed by him.

9.

POWERS OF RECEIVER

Any Receiver appointed by 4R under this Deed shall, in addition to the powers conferred on him by the Law of Property Act 1925 and the Insolvency Act 1986, have the power to do all such acts and things as an absolute owner could do in the management of such of the Charged Property over which the Receiver is appointed and, in particular, the powers set out in 0.

10.

ORDER OF APPLICATION OF PROCEEDS

All monies received by 4R or a Receiver in the exercise of any enforcement powers conferred by this Deed shall be applied:

(a)

first in paying all unpaid fees, costs and other liability incurred by or on behalf of 4R (and any Receiver, attorney or agent appointed by it);

(b)

second in paying the remuneration of any Receiver (as agreed between the Receiver and 4R);

(c)

third in or towards discharge of the Secured Liabilities in such order and manner as 4R determines; and

(d)

finally in paying any surplus to the Security Obligors or any other person entitled to it.

11.

APPROPRIATION

Neither 4R nor any Receiver shall be bound (whether by virtue of section 109(8) of the Law of Property Act 1925, which is varied accordingly, or otherwise) to pay or appropriate any receipt or payment first towards interest rather than principal or otherwise in any particular order between any of the Secured Liabilities.

12.

POWER OF ATTORNEY

By way of security, each of the Security Obligors irrevocably appoints 4R and every Receiver separately to be the attorney of such Security Obligor and, in its name, on its behalf and as its act and deed, to execute any documents and do any acts and things which:

(a)

the Security Obligor is required to execute and do under this Deed; and/or

(b)

any attorney may deem proper or desirable in exercising any of the powers, authorities and discretions conferred by this Deed or by law on  4R or any Receiver.

13.

RATIFICATION OF ACTS OF ATTORNEY

Each of the Security Obligors ratifies and confirms, and agrees to ratify and confirm, anything which any of its attorneys may do in the proper and lawful exercise or purported exercise of all or any of the powers, authorities and discretions referred to in paragraph 0 of this 0.

14.

APPOINTMENT OF AN ADMINISTRATOR

14.1

4R may, without notice to the Security Obligor, appoint any one or more persons to be an administrator of any of the Security Obligors pursuant to Paragraph 14 Schedule B1 of the Insolvency Act 1986 if this Deed becomes enforceable.

14.2

Any appointment under this paragraph 0 shall:

(a)

be in writing signed by a duly authorised signatory of 4R; and

(b)

take effect, in accordance with paragraph 19 of Schedule B1 of the Insolvency Act 1986, when the requirements of paragraph 18 of that Schedule B1 are satisfied.

14.3

4R may (subject to any necessary approval from the court) end the appointment of an Administrator by notice in writing in accordance with this paragraph 0 and appoint a replacement for any Administrator whose appointment ends for any reason under that paragraph.

Schedule 6 Further powers of a Receiver

1.

POWER TO REPAIR AND DEVELOP PROPERTIES

A Receiver may undertake or complete any works of repair, building or development on the Properties.

2.

POWER TO SURRENDER LEASES

A Receiver may grant, or accept surrenders of, any leases or tenancies affecting the Properties on such terms and subject to such conditions as he thinks fit.

3.

POWER TO EMPLOY PERSONNEL AND ADVISORS

A Receiver may provide services and employ, or engage, such managers, contractors and other personnel and professional advisors on such terms as he deems expedient.

4.

POWER TO MAKE VAT ELECTIONS

A Receiver may make such elections for value added tax purposes as he thinks fit.

5.

POWER TO CHARGE FOR REMUNERATION

A Receiver may charge and receive such sum by way of remuneration (in addition to all costs, charges and expenses incurred by him) as 4R may prescribe or agree with him.

6.

POWER TO REALISE CHARGED PROPERTY

A Receiver may collect and get in the Charged Property or any part of it in respect of which he is appointed and make such demands and take such proceedings as may seem expedient for that purpose, and to take possession of the Charged Property with like rights.

7.

POWER TO MANAGE OR RECONSTRUCT THE SECURITY OBLIGOR’S BUSINESS

A Receiver may carry on, manage, develop, reconstruct, amalgamate or diversify or concur in carrying on, managing, developing, reconstructing, amalgamating or diversifying the business of any of the Security Obligors.

8.

POWER TO DISPOSE OF CHARGED PROPERTY

A Receiver may grant options and licences over all or any part of the Charged Property, sell or concur in selling, assign or concur in assigning, lease or concur in leasing and accept or concur in accepting surrenders of leases of, all or any of the property of the Security Obligors in respect of which he is appointed in such manner and generally on such terms and conditions as he thinks fit (fixtures and plant and machinery may be severed and sold separately from the premises in which they are contained without the consent of the Security Obligor), and to carry any such sale, assignment, leasing or surrender into effect. Any such sale may be for such consideration as the Receiver thinks fit and he may promote, or concur in promoting, a company to purchase the property to be sold.

9.

POWER TO SELL BOOK DEBTS

A Receiver may sell and assign all or any of the Book Debts in respect of which he is appointed in such manner, and generally on such terms and conditions, as he thinks fit.

10.

POWER TO MAKE SETTLEMENTS

A Receiver may make any arrangement, settlement or compromise between any of the Security Obligors and any other person which he may think expedient.

11.

POWER TO IMPROVE THE EQUIPMENT

A Receiver may make substitutions of, or improvements to, the Equipment as he may think expedient.

12.

POWER TO MAKE CALLS ON MEMBERS OF THE SECURITY OBLIGORS

A Receiver may make calls conditionally or unconditionally on the members of the Security Obligors in respect of the uncalled capital with such and the same powers for that purpose, and for the purpose of enforcing payments of any calls so made, as are conferred by the Articles of Association of the Security Obligor on its directors in respect of calls authorised to be made by them.

13.

POWER TO APPOINT

A Receiver may appoint managers, officers, servants, workmen and agents for the purposes of this 0 at such salaries, for such periods and on such terms as he may determine.

14.

POWER TO INSURE

A Receiver may, if he thinks fit, but without prejudice to the indemnity in clause 0, effect with any insurer any policy of insurance either in lieu or satisfaction of, or in addition to, such insurance.

15.

POWERS UNDER LAW OF PROPERTY ACT 1925

A Receiver may exercise all powers provided for in the Law of Property Act 1925 in the same way as if he had been duly appointed under that act, and exercise all powers provided for an administrative receiver in Schedule 1 of the Insolvency Act 1986.

16.

POWER TO BORROW

A Receiver may for any of the purposes authorised by this 0 raise money by borrowing from 4R (or from any other person) on the security of all or any of the Charged Property in respect of which he is appointed on such terms as he shall think fit (including, if 4R consents, terms under which such security ranks in priority to this Deed).

17.

POWER TO REDEEM PRIOR ENCUMBRANCES

A Receiver may redeem any prior Encumbrance and settle and pass the accounts to which the Encumbrance relates. Any accounts so settled and passed shall be conclusive and binding on the Security Obligors, and the monies so paid shall be deemed to be an expense properly incurred by him.

18.

INCIDENTAL POWERS

A Receiver may do all such other acts and things as he may consider incidental or conducive to any of the matters or powers in this 0, or which he lawfully may or can do as agent for the Security Obligors.

19.

SCOPE OF POWERS

Any exercise of any of the powers given by this 0 may be on behalf of the Security Obligors, the directors of the Security Obligors (in the case of the power contained in paragraph 0 of this 0) or himself.

Schedule 7 Notice details

4R:	Halifax House, Falcon Court, Westland Way, Stockton-On-Tees, TS18 3TS For the attention of: Stephen Padgett

The Security Obligors:	West Sleekburn, Bedlington, Northumberland NE22 7BT For the attention of: The Managing Director

Copy to both

BlueCrest Capital Management LLP, 40 Grosvenor Place, London SW1X 7AW.

For the attention of: Ian Berry

and

Paul Dehadray, General Counsel, BlueCrest Capital Management LLP, 40 Grosvenor Place, London SW1X 7AW

Schedule 8 Property

Part 1. Registered Property

Property Address	Tenure (leasehold/ freehold)	Registered/ Unregistered Title	Title Number	Subject To Tenancies
Two pieces of land and buildings lying to the East and North East of North Row, West Sleekburn	Freehold	Registered	ND32307	Business Farm Tenancy to Mr Watson
Land on the north side of the A196 Shadfen Farm, Morpeth	Freehold	Registered	ND32310	Business Farm Tenancy to Gair & Sons
The Turning Circle lying to the West of Cambois, Wansbeck	Freehold	Registered	ND32309	No
Land lying on the east side of Whorral Bank, near Morpeth	Leasehold	Registered	ND88592	No

Part 2. Unregistered Property

None

Executed as a deed by FOUR RIVERS BIOENERGY INC. acting by a director, in the presence of: ....................................... Witness Signature	....................................... Director
Name of witness:
Address of witness:

Occupation of witness:

Executed as a deed by BF GROUP HOLDINGS LIMITED acting by a director, in the presence of: ....................................... Witness Signature	....................................... Director
Name of witness:
Address of witness:

Occupation of witness:

Executed as a deed by BF HOLDINGS SPV LIMITED acting by a director, in the presence of: ....................................... Witness Signature	....................................... Director
Name of witness:
Address of witness:

Occupation of witness:

Executed as a deed by BF SPV LIMITED acting by a director, in the presence of: ....................................... Witness Signature	....................................... Director
Name of witness:
Address of witness:

Occupation of witness:

Executed as a deed by BF GROUP FINANCE SPV LIMITED acting by a director, in the presence of: ....................................... Witness Signature	....................................... Director
Name of witness:
Address of witness:

Occupation of witness:

Executed as a deed by BF IP SPV LIMITED acting by a director, in the presence of: ....................................... Witness Signature	....................................... Director
Name of witness:
Address of witness:

Occupation of witness:

Executed as a deed by FAMENCO LIMITED acting by a director, in the presence of: ....................................... Witness Signature	....................................... Director
Name of witness:
Address of witness:

Occupation of witness:

Executed as a deed by BF FINANCE SPV LIMITED acting by a director, in the presence of: ....................................... Witness Signature	....................................... Director
Name of witness:
Address of witness:

Occupation of witness: